Exhibit 4.2

PFIZER NETHERLANDS INTERNATIONAL FINANCE B.V.,

as Issuer

PFIZER INC.,

as Parent Guarantor

and

THE BANK OF NEW YORK MELLON,

as Trustee

FIRST SUPPLEMENTAL INDENTURE

Dated as of May 19, 2025

to

INDENTURE

Dated as of May 19, 2025

2.875% Notes due 2029

3.250% Notes due 2032

3.875% Notes due 2037

4.250% Notes due 2045

-i-

-ii-

Exhibits

Exhibit A	Form of 2029 Note
Exhibit B	Form of 2032 Note
Exhibit C	Form of 2037 Note
Exhibit D	Form of 2045 Note

-iii-

FIRST SUPPLEMENTAL INDENTURE, dated as of May 19, 2025 (the “First Supplemental Indenture”), among Pfizer Netherlands International Finance B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) under Dutch law, with official seat (statutaire zetel) in Rotterdam, the Netherlands, and registered with the Dutch Trade Register under number 96456612 (the “Issuer”), Pfizer Inc., a Delaware corporation duly organized and existing under the laws of the State of Delaware, having its principal office at 66 Hudson Boulevard East, New York 10001, as guarantor (the “Parent Guarantor”), and The Bank of New York Mellon, a New York banking corporation, as trustee (the “Trustee”).

WHEREAS, the Issuer and the Parent Guarantor executed and delivered the indenture, dated as of May 19, 2025, to the Trustee (the “Indenture”), to provide for the issuance of the Issuer’s unsecured debentures, notes, bonds or other evidences of indebtedness (the “Securities”) in an unlimited aggregate principal amount to be issued from time to time in one or more series as provided therein and to provide for the guarantee of such Securities by the Parent Guarantor;

WHEREAS, pursuant to Section 14.01 of the Indenture, the Issuer and the Parent Guarantor desire to (a) provide for the issuance of (i) a new series of the Issuer’s Securities to be known as its 2.875% Notes due 2029 (the “2029 Notes”), (ii) a new series of the Issuer’s Securities to be known as its 3.250% Notes due 2032 (the “2032 Notes”), (iii) a new series of the Issuer’s Securities to be known as its 3.875% Notes due 2037 (the “2037 Notes”) and (iv) a new series of the Issuer’s Securities to be known as its 4.250% Notes due 2045 (the “2045 Notes” and, together with the 2029 Notes, the 2032 Notes and the 2037 Notes, the “Notes”), (b) establish the forms and to set forth the terms of the Notes thereof (including to modify, alter, supplement and change certain provisions of the Indenture for the benefit of the Holders of the Notes (except as may be provided in a future supplemental indenture to the Indenture (“Future Supplemental Indenture”)), as provided in Section 3.01 of the Indenture, and (c) provide for the guarantee of the Notes by the Parent Guarantor (the “Guarantees”);

WHEREAS, (a) the Board of Directors of each of the Issuer and the Parent Guarantor, and the Pricing Committee of the Issuer and the Securities Issuance Committee of the Parent Guarantor, in each case, pursuant to resolutions duly adopted, have duly authorized the issuance by the Issuer of €750,000,000 aggregate principal amount of 2029 Notes, €1,000,000,000 aggregate principal amount of 2032 Notes, €750,000,000 aggregate principal amount of 2037 Notes and €800,000,000 aggregate principal amount of 2045 Notes, and has authorized the proper officers and directors of the Issuer and the Parent Guarantor to execute any and all appropriate documents necessary or appropriate to effect such issuance and (b) the Board of Directors of the Parent Guarantor and the Securities Issuance Committee of the Parent Guarantor, pursuant to resolutions duly adopted, has duly authorized the Guarantees;

WHEREAS, the Issuer and the Parent Guarantor have requested that the Trustee execute and deliver this First Supplemental Indenture; and

WHEREAS, all things necessary to make this First Supplemental Indenture a valid agreement of the Issuer and the Parent Guarantor, in accordance with its terms, and to make the Notes, when executed by the Issuer and authenticated and delivered by the Trustee, the valid obligations of the Issuer, and to make the Guarantees the valid obligations of the Parent Guarantor, have been done.

NOW THEREFORE, in consideration of the premises and the purchase and acceptance of the Notes by the Holders thereof, and for the purpose of setting forth, as provided in the Indenture, the forms and terms of the Notes, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Notes, as follows:

ARTICLE I

DEFINITIONS

Section 1.01 Definition of Terms. Unless the context otherwise requires:

(a) each term defined in the Indenture has the same meaning when used in this First Supplemental Indenture;

(b) each term defined anywhere in this First Supplemental Indenture has the same meaning throughout;

(c) the singular includes the plural and vice versa; and

(d) headings are for convenience of reference only and do not affect interpretation.

Section 1.02 Amended Defined Terms. Except as may be provided in a Future Supplemental Indenture, for the benefit of the Holders of the Notes but no other series of Securities under the Indenture, whether now or hereafter issued and Outstanding, Article I of the Indenture shall be amended by deleting the definition of “Business Day” in Section 1.01 and replacing such definition in its entirety as follows:

Business Day:

The term “Business Day” means any Monday, Tuesday, Wednesday, Thursday or Friday which is not a day when banking institutions are authorized or obligated by law or executive order to be closed in New York City, London or the Netherlands and, for any place of payment outside of New York City, London or the Netherlands, in such place of payment, and on which the Trans-European Automated Real-time Gross Settlement Express Transfer system (the TARGET2 system), or any successor thereto, operates.

Section 1.03 Additional Defined Terms. Except as may be provided in a Future Supplemental Indenture, for the benefit of the Holders of the Notes but no other series of Securities under the Indenture, whether now or hereafter issued and Outstanding, Article I of the Indenture shall be amended by adding the following defined terms to Section 1.01 in appropriate alphabetical sequence, as follows:

Clearing System Business Day:

The term “Clearing System Business Day” means a day on which Euroclear (as defined herein) and Clearstream (as defined herein) are open for business.

“euros,” “the euro” or “€”:

The term “euros,” “the euro” or “€” means the currency of the member states of the European Monetary Union that have adopted or that adopt the single currency in accordance with the treaty establishing the European Community, as amended by the Treaty on European Union.

ARTICLE II

GENERAL TERMS AND CONDITIONS OF THE 2029 NOTES

Section 2.01 Designation and Principal Amount. There is hereby authorized and established a series of Securities under the Indenture, designated as the “2.875% Notes due 2029,” which is not limited in aggregate principal amount. The aggregate principal amount of the 2029 Notes to be issued on the date hereof is set forth in Article IX herein.

Section 2.02 Maturity. The Stated Maturity of principal of the 2029 Notes is May 19, 2029.

Section 2.03 Further Issues. The Issuer may from time to time, without the consent of the Holders of the 2029 Notes, issue additional 2029 Notes. Any such additional 2029 Notes will have the same ranking, interest rate, maturity date and other terms as the 2029 Notes herein provided for. Any such additional 2029 Notes, together with the 2029 Notes herein provided for, will constitute a single series of Securities under the Indenture. No additional 2029 Notes may be issued if an Event of Default has occurred and is continuing with respect to the 2029 Notes. The Issuer will not issue any additional 2029 Notes intended to form a single series with the 2029 Notes herein provided for unless such additional 2029 Notes will be fungible with the 2029 Notes herein provided for U.S. federal income tax purposes.

Section 2.04 Interest. The 2029 Notes will bear interest (computed on the basis of the actual number of days in the period for which interest is being calculated and the actual number of days from and including the last date on which interest was paid on the 2029 Notes, or from May 19, 2025, if no interest has been paid) from May 19, 2025 at the rate of 2.875% per annum, payable annually in arrears; interest payable on each Interest Payment Date will include interest accrued from May 19, 2025, or from the most recent Interest Payment Date to which interest has been paid or duly provided for; the Interest Payment Date on which such interest shall be payable is May 19 of each year, beginning on May 19, 2026; and the Record Date for the interest payable on any Interest Payment

Date is the close of business (in London) on the Clearing System Business Day immediately preceding the relevant Interest Payment Date. If any Interest Payment Date falls on a day that is not a Business Day, the required payment on that day will be due on the next succeeding Business Day as if made on the date the payment was due, and no interest will accrue on that payment for the period from and after that Interest Payment Date to the date of payment on the next succeeding Business Day.

Section 2.05 Authorized Denominations. The 2029 Notes shall be issuable in denominations of €100,000 and integral multiples of €1,000 in excess thereof.

Section 2.06 Redemption. The 2029 Notes are subject to redemption at the option of the Issuer as described in Article VII hereof.

Section 2.07 Appointment of Agents. The Trustee will initially be the Security Registrar for the 2029 Notes and will act as such only at its corporate trust offices in the Borough of Manhattan, City of New York. The Paying Agent for the 2029 Notes will initially be The Bank of New York Mellon, London Branch.

Section 2.08 Issuance in Euros. All payments of principal, premium, if any, and interest payments and Additional Amounts (as defined herein), if any, in respect of the 2029 Notes will be payable in euros. If, on or after May 19, 2025, the euro is unavailable to the Issuer or the Parent Guarantor due to the imposition of exchange controls or other circumstances beyond their control or if the euro is no longer used by the then member states of the European Monetary Union that have adopted the euro as their currency or for the settlement of transactions by public institutions of or within the international banking community, then all payments in respect of the 2029 Notes will be made in U.S. Dollars until the euro is again available to the Issuer and the Parent Guarantor or is so used. In such circumstances, the amount payable on any date in euros will be converted into U.S. Dollars as determined by an agent appointed by the Issuer and shall be equal to the sum obtained by converting euros into U.S. Dollars at the exchange rate on the second Business Day preceding such Interest Payment Date or the second Business Day preceding the maturity of an installment of principal, as the case may be, or if no rate is quoted for euros, the last date such rate is quoted. Any payment in respect of the 2029 Notes so made in U.S. Dollars will not constitute an Event of Default. Neither the Trustee nor the Paying Agent will be responsible for obtaining exchange or foreign currency rates, effecting conversions or otherwise handling redenominations.

Section 2.09 Parent Guarantee. All of the Issuer’s obligations under the 2029 Notes and/or the Indenture will be unconditionally and irrevocably guaranteed by the Parent Guarantor. The form of Guarantee is included in Article XV of the Indenture, and is incorporated herein by reference.

ARTICLE III

GENERAL TERMS AND CONDITIONS OF THE 2032 NOTES

Section 3.01 Designation and Principal Amount. There is hereby authorized and established a series of Securities under the Indenture, designated as the “3.250% Notes due 2032,” which is not limited in aggregate principal amount. The aggregate principal amount of the 2032 Notes to be issued on the date hereof is set forth in Article IX herein.

Section 3.02 Maturity. The Stated Maturity of principal of the 2032 Notes is May 19, 2032.

Section 3.03 Further Issues. The Issuer may from time to time, without the consent of the Holders of the 2032 Notes, issue additional 2032 Notes. Any such additional 2032 Notes will have the same ranking, interest rate, maturity date and other terms as the 2032 Notes herein provided for. Any such additional 2032 Notes, together with the 2023 Notes herein provided for, will constitute a single series of Securities under the Indenture. No additional 2032 Notes may be issued if an Event of Default has occurred and is continuing with respect to the 2032 Notes. The Issuer will not issue any additional 2032 Notes intended to form a single series with the 2032 Notes herein provided for unless such additional 2032 Notes will be fungible with the 2032 Notes herein provided for U.S. federal income tax purposes.

Section 3.04 Interest. The 2032 Notes will bear interest (computed on the basis of the actual number of days in the period for which interest is being calculated and the actual number of days from and including the last date on which interest was paid on the 2032 Notes, or from May 19, 2025, if no interest has been paid) from May 19, 2025 at the rate of 3.250% per annum, payable annually in arrears; interest payable on each Interest Payment Date will include interest accrued from May 19, 2025, or from the most recent Interest Payment Date to which interest has been paid or duly provided for; the Interest Payment Date on which such interest shall be payable is May 19 of each year, beginning on May 19, 2026; and the Record Date for the interest payable on any Interest Payment Date is the close of business (in London) on the Clearing System Business Day immediately preceding the relevant Interest Payment Date. If any Interest Payment Date falls on a day that is not a Business Day, the required payment on that day will be due on the next succeeding Business Day as if made on the date the payment was due, and no interest will accrue on that payment for the period from and after that Interest Payment Date to the date of payment on the next succeeding Business Day.

Section 3.05 Authorized Denominations. The 2032 Notes shall be issuable in denominations of €100,000 and integral multiples of €1,000 in excess thereof.

Section 3.06 Redemption. The 2032 Notes are subject to redemption at the option of the Issuer as described in Article VII hereof.

Section 3.07 Appointment of Agents. The Trustee will initially be the Security Registrar for the 2032 Notes and will act as such only at its corporate trust offices in the Borough of Manhattan, City of New York. The Paying Agent for the 2032 Notes will initially be The Bank of New York Mellon, London Branch.

Section 3.08 Issuance in Euros. All payments of principal, premium, if any, and interest payments and Additional Amounts, if any, in respect of the 2032 Notes will be payable in euros. If, on or after May 19, 2025, the euro is unavailable to the Issuer or the Parent Guarantor due to the imposition of exchange controls or other circumstances beyond their control or if the euro is no longer used by the then member states of the European Monetary Union that have adopted the euro as their currency or for the settlement of transactions by public institutions of or within the international banking community, then all payments in respect of the 2032 Notes will be made in U.S. Dollars until the euro is again available to the Issuer and the Parent Guarantor or is so used. In such circumstances, the amount payable on any date in euros will be converted into U.S. Dollars as determined by an agent appointed by the Issuer and shall be equal to the sum obtained by converting euros into U.S. Dollars at the exchange rate on the second Business Day preceding such Interest Payment Date or the second Business Day preceding the maturity of an installment of principal, as the case may be, or if no rate is quoted for euros, the last date such rate is quoted. Any payment in respect of the 2032 Notes so made in U.S. Dollars will not constitute an Event of Default. Neither the Trustee nor the Paying Agent will be responsible for obtaining exchange or foreign currency rates, effecting conversions or otherwise handling redenominations.

Section 3.09 Parent Guarantee. All of the Issuer’s obligations under the 2032 Notes and/or the Indenture will be unconditionally and irrevocably guaranteed by the Parent Guarantor. The form of Guarantee is included in Article XV of the Indenture, and is incorporated herein by reference.

ARTICLE IV

GENERAL TERMS AND CONDITIONS OF THE 2037 NOTES

Section 4.01 Designation and Principal Amount. There is hereby authorized and established a series of Securities under the Indenture, designated as the “3.875% Notes due 2037,” which is not limited in aggregate principal amount. The aggregate principal amount of the 2037 Notes to be issued on the date hereof is set forth in Article IX herein.

Section 4.02 Maturity. The Stated Maturity of principal of the 2037 Notes is May 19, 2037.

Section 4.03 Further Issues. The Issuer may from time to time, without the consent of the Holders of the 2037 Notes, issue additional 2037 Notes. Any such additional 2037 Notes will have the same ranking, interest rate, maturity date and other terms as the 2037 Notes herein provided for. Any such additional 2037 Notes, together with the 2037 Notes herein provided for, will constitute a single series of Securities under the Indenture. No additional 2037 Notes may be issued if an Event of Default has occurred and is continuing with respect to the 2037 Notes. The Issuer will not issue any additional 2037 Notes intended to form a single series with the 2037 Notes herein provided for unless such additional 2037 Notes will be fungible with the 2037 Notes herein provided for U.S. federal income tax purposes.

Section 4.04 Interest. The 2037 Notes will bear interest (computed on the basis of the actual number of days in the period for which interest is being calculated and the actual number of days from and including the last date on which interest was paid on the 2037 Notes, or from May 19, 2025, if no interest has been paid) from May 19, 2025 at the rate of 3.875% per annum, payable annually in arrears; interest payable on each Interest Payment Date will include interest accrued from May 19, 2025, or from the most recent Interest Payment Date to which interest has been paid or duly provided for; the Interest Payment Date on which such interest shall be payable is May 19 of each year, beginning on May 19, 2026; and the Record Date for the interest payable on any Interest Payment Date is the close of business (in London) on the Clearing System Business Day immediately preceding the relevant Interest Payment Date. If any Interest Payment Date falls on a day that is not a Business Day, the required payment on that day will be due on the next succeeding Business Day as if made on the date the payment was due, and no interest will accrue on that payment for the period from and after that Interest Payment Date to the date of payment on the next succeeding Business Day.

Section 4.05 Authorized Denominations. The 2037 Notes shall be issuable in denominations of €100,000 and integral multiples of €1,000 in excess thereof.

Section 4.06 Redemption. The 2037 Notes are subject to redemption at the option of the Issuer as described in Article VII hereof.

Section 4.07 Appointment of Agents. The Trustee will initially be the Security Registrar for the 2037 Notes and will act as such only at its corporate trust offices in the Borough of Manhattan, City of New York. The Paying Agent for the 2037 Notes will initially be The Bank of New York Mellon, London Branch.

Section 4.08 Issuance in Euros. All payments of principal, premium, if any, and interest payments and Additional Amounts, if any, in respect of the 2037 Notes will be payable in euros. If, on or after May 19, 2025, the euro is unavailable to the Issuer or the Parent Guarantor due to the imposition of exchange controls or other circumstances beyond their control or if the euro is no longer used by the then member states of the European Monetary Union that have adopted the euro as their currency or for the settlement of transactions by public institutions of or within the international banking community, then all payments in respect of the 2037 Notes will be made in U.S. Dollars until the euro is again available to the Issuer and the Parent Guarantor or is so used. In such circumstances, the amount payable on any date in euros will be converted into U.S. Dollars as determined by an agent appointed by the Issuer and shall be equal to the sum obtained by converting euros into U.S. Dollars at the exchange rate on the second Business Day preceding such Interest Payment Date or the second Business Day preceding the maturity of an installment of principal, as the case may be, or if no rate is quoted for euros, the last date such rate is quoted. Any payment in respect of the 2037 Notes so made in U.S. Dollars will not constitute an Event of Default. Neither the Trustee nor the Paying Agent will be responsible for obtaining exchange or foreign currency rates, effecting conversions or otherwise handling redenominations.

Section 4.09 Parent Guarantee. All of the Issuer’s obligations under the 2037 Notes and/or the Indenture will be unconditionally and irrevocably guaranteed by the Parent Guarantor. The form of Guarantee is included in Article XV of the Indenture, and is incorporated herein by reference.

ARTICLE V

GENERAL TERMS AND CONDITIONS OF THE 2045 NOTES

Section 5.01 Designation and Principal Amount. There is hereby authorized and established a series of Securities under the Indenture, designated as the “4.250% Notes due 2045,” which is not limited in aggregate principal amount. The aggregate principal amount of the 2045 Notes to be issued on the date hereof is set forth in Article IX herein.

Section 5.02 Maturity. The Stated Maturity of principal of the 2045 Notes is May 19, 2045.

Section 5.03 Further Issues. The Issuer may from time to time, without the consent of the Holders of the 2045 Notes, issue additional 2045 Notes. Any such additional 2045 Notes will have the same ranking, interest rate, maturity date and other terms as the 2045 Notes herein provided for. Any such additional 2045 Notes, together with the 2045 Notes herein provided for, will constitute a single series of Securities under the Indenture. No additional 2045 Notes may be issued if an Event of Default has occurred and is continuing with respect to the 2045 Notes. The Issuer will not issue any additional 2045 Notes intended to form a single series with the 2045 Notes herein provided for unless such additional 2045 Notes will be fungible with the 2045 Notes herein provided for U.S. federal income tax purposes.

Section 5.04 Interest. The 2045 Notes will bear interest (computed on the basis of the actual number of days in the period for which interest is being calculated and the actual number of days from and including the last date on which interest was paid on the 2045 Notes, or from May 19, 2025, if no interest has been paid) from May 19, 2025 at the rate of 4.250% per annum, payable annually in arrears; interest payable on each Interest Payment Date will include interest accrued from May 19, 2025, or from the most recent Interest Payment Date to which interest has been paid or duly provided for; the Interest Payment Date on which such interest shall be payable is May 19 of each year, beginning on May 19, 2026; and the Record Date for the interest payable on any Interest Payment Date is the close of business (in London) on the Clearing System Business Day immediately preceding the relevant Interest Payment Date. If any Interest Payment Date falls on a day that is not a Business Day, the required payment on that day will be due on the next succeeding Business Day as if made on the date the payment was due, and no interest will accrue on that payment for the period from and after that Interest Payment Date to the date of payment on the next succeeding Business Day.

Section 5.05 Authorized Denominations. The 2045 Notes shall be issuable in denominations of €100,000 and integral multiples of €1,000 in excess thereof.

Section 5.06 Redemption. The 2045 Notes are subject to redemption at the option of the Issuer as described in Article VII hereof.

Section 5.07 Appointment of Agents. The Trustee will initially be the Security Registrar for the 2045 Notes and will act as such only at its corporate trust offices in the Borough of Manhattan, City of New York. The Paying Agent for the 2045 Notes will initially be The Bank of New York Mellon, London Branch.

Section 5.08 Issuance in Euros. All payments of principal, premium, if any, and interest payments and Additional Amounts, if any, in respect of the 2045 Notes will be payable in euros. If, on or after May 19, 2025, the euro is unavailable to the Issuer or the Parent Guarantor due to the imposition of exchange controls or other circumstances beyond their control or if the euro is no longer used by the then member states of the European Monetary Union that have adopted the euro as their currency or for the settlement of transactions by public institutions of or within the international banking community, then all payments in respect of the 2045 Notes will be made in U.S. Dollars until the euro is again available to the Issuer and the Parent Guarantor or is so used. In such circumstances, the amount payable on any date in euros will be converted into U.S. Dollars as determined by an agent appointed by the Issuer and shall be equal to the sum obtained by converting euros into U.S. Dollars at the exchange rate on the second Business Day preceding such Interest Payment Date or the second Business Day preceding the maturity of an installment of principal, as the case may be, or if no rate is quoted for euros, the last date such rate is quoted. Any payment in respect of the 2045 Notes so made in U.S. Dollars will not constitute an Event of Default. Neither the Trustee nor the Paying Agent will be responsible for obtaining exchange or foreign currency rates, effecting conversions or otherwise handling redenominations.

Section 5.09 Parent Guarantee. All of the Issuer’s obligations under the 2045 Notes and/or the Indenture will be unconditionally and irrevocably guaranteed by the Parent Guarantor. The form of Guarantee is included in Article XV of the Indenture, and is incorporated herein by reference.

ARTICLE VI

BOOK-ENTRY PROVISIONS FOR GLOBAL SECURITIES

Section 6.01 Book-entry Provisions for Global Securities.

(a) The Global Securities representing the Notes shall be deposited with, or on behalf of, The Bank of New York Mellon, London Branch, (together with any successors, the “Depositary”), a common depository for Euroclear Bank S.A./N.V., as operator of the Euroclear system or any successor clearing agency (“Euroclear”), and Clearstream Banking S.A., as currently in effect or any successor securities clearing agency (“Clearstream”), and registered in the name of such common depository or its nominee for the accounts of Euroclear and Clearstream, duly executed by the Issuer and authenticated by the Trustee as provided in Section 3.03 of the Indenture. Each such Global Security shall constitute a single Security for all purposes of the Indenture.

(b) Notwithstanding any other provision in the Indenture, no Global Security may be exchanged in whole or in part for Notes registered, and no transfer of a Global Security in whole or in part may be registered, in the name of any Person other than the Depository for such Global Security or a nominee thereof unless (A) such Depository (1) has notified the Issuer that it is unwilling or unable to continue as Depository for such Global Security and no successor Depository has been appointed within 90 days after such notice or (2) ceases to be a “clearing agency” registered under Section 17A of the Exchange Act when the Depositary is required to be so registered to act as the Depositary and so notifies the Issuer, and no successor Depositary has been appointed within 90 days after such notice, (B) the Issuer determines at any time that the Notes shall no longer be represented by Global Securities and shall inform such Depositary of such determination and participants in such Depositary elect to withdraw their beneficial interests in the Notes from such Depositary, following notification by the Depositary of their right to do so, or (C) such exchange is made upon request by or on behalf of the Depositary in accordance with customary procedures, following the request of a Holder seeking to exercise or enforce its rights under the Notes during the continuance of an Event of Default.

(c) Subject to clause (b) above, any exchange of a Global Security for other Notes may be made in whole or in part, and all Notes issued in exchange for a Global Security or any portion thereof shall be registered in such names as the Depositary for such Global Security shall direct in writing to the Trustee.

(d) Every Note authenticated and delivered upon registration of transfer of, or in exchange for or in lieu of, a Global Security or any portion thereof shall be authenticated and delivered in the form of, and shall be, a Global Security, unless such Note is registered in the name of a Person other than the Depositary for such Global Security or a nominee thereof.

(e) Subject to the provisions of clause (g) below, the registered Holder may grant proxies and otherwise authorize any Person, including Members (as defined below in clause (g)) and Persons that may hold interests through Members, to take any action which a Holder is entitled to take under the Indenture or the Notes.

(f) In the event of the occurrence of any of the events specified in clause (b) above, the Issuer will promptly make available to the Trustee a reasonable supply of certificated Notes in definitive, fully registered form, without interest coupons.

(g) Members of, or participants in, the Depositary (“Members”) shall have no rights under the Indenture with respect to any Global Security held on their behalf by the Depositary or by the Security Custodian under such Global Security, and the Depositary shall be treated by the Issuer, the Trustee, the Paying Agent and the Registrar and any of their agents as the absolute owner of such Global Security for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Issuer, the Trustee, the Paying Agent or the Registrar or any of their agents from giving effect to any written certification, proxy or other authorization furnished by the Depositary or impair, as between the Depositary and its Members, the operation of customary practices of the Depositary governing the exercise of the rights of an owner of a beneficial interest in any Global Security.

ARTICLE VII

OPTIONAL REDEMPTION; REDEMPTION FOR TAX REASONS; NO SINKING FUND

Section 7.01 Optional Redemption by Issuer.

(a) At the Issuer’s option, the 2029 Notes may be redeemed, in whole, at any time, or in part, from time to time, prior to April 19, 2029 (one month prior to the Stated Maturity of the 2029 Notes (the “2029 Par Call Date”; and the date of any such redemption a “2029 Redemption Date”)), at a redemption price (the “2029 Redemption Price”) (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of:

(i) 100% of the principal amount of the 2029 Notes being redeemed on the relevant 2029 Redemption Date, and

(ii) the sum of the present values of the remaining scheduled payments of principal and interest on the 2029 Notes being redeemed that would be due if such 2029 Notes matured on the 2029 Par Call Date (in each case not including the amount, if any, of accrued and unpaid interest to, but excluding, the 2029 Redemption Date) discounted to the 2029 Redemption Date on an annual basis (ACTUAL/ACTUAL (ICMA)) using a discount rate equal to the Comparable Government Bond Rate plus 15 basis points, plus, in each of the cases of clauses (a)(i) and (a)(ii) above, accrued and unpaid interest on the 2029 Notes being redeemed to, but excluding, such 2029 Redemption Date.

(b) At the Issuer’s option, the 2032 Notes may be redeemed, in whole, at any time, or in part, from time to time, prior to February 19, 2032 (three months prior to the Stated Maturity of the 2032 Notes (the “2032 Par Call Date”; and the date of any such redemption a “2032 Redemption Date”)), at a redemption price (the “2032 Redemption Price”) (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of:

(i) 100% of the principal amount of the 2032 Notes being redeemed on the relevant 2032 Redemption Date, and

(ii) the sum of the present values of the remaining scheduled payments of principal and interest on the 2032 Notes being redeemed that would be due if such 2032 Notes matured on the 2032 Par Call Date (in each case not including the amount, if any, of accrued and unpaid interest to, but excluding, the 2032 Redemption Date) discounted to the 2032 Redemption Date on an annual basis (ACTUAL/ACTUAL (ICMA)) using a discount rate equal to the Comparable Government Bond Rate plus 15 basis points, plus, in each of the cases of clauses (b)(i) and (b)(ii) above, accrued and unpaid interest on the 2032 Notes being redeemed to, but excluding, such 2032 Redemption Date.

(c) At the Issuer’s option, the 2037 Notes may be redeemed, in whole, at any time, or in part, from time to time, prior to February 19, 2037 (three months prior to the Stated Maturity of the 2037 Notes (the “2037 Par Call Date”; and the date of any such redemption a “2037 Redemption Date”)), at a redemption price (the “2037 Redemption Price”) (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of:

(i) 100% of the principal amount of the 2037 Notes being redeemed on the relevant 2037 Redemption Date, and

(ii) the sum of the present values of the remaining scheduled payments of principal and interest on the 2037 Notes being redeemed that would be due if such 2037 Notes matured on the 2037 Par Call Date (in each case not including the amount, if any, of accrued and unpaid interest to, but excluding, the 2037 Redemption Date) discounted to the 2037 Redemption Date on an annual basis (ACTUAL/ACTUAL (ICMA)) using a discount rate equal to the Comparable Government Bond Rate plus 20 basis points, plus, in each of the cases of clauses (c)(i) and (c)(ii) above, accrued and unpaid interest on the 2037 Notes being redeemed to, but excluding, such 2037 Redemption Date.

(d) At the Issuer’s option, the 2045 Notes may be redeemed, in whole, at any time, or in part, from time to time, prior to November 19, 2044 (six months prior to the Stated Maturity of the 2045 Notes (the “2045 Par Call Date” and, together with the 2029 Par Call Date, the 2032 Par Call Date and the 2037 Par Call Date, each a “Par Call Date”; and the date of any such redemption a “2045 Redemption Date” and, together with the 2029 Redemption Date, the 2032 Redemption Date and the 2037 Redemption Date, each a “Redemption Date”)), at a redemption price (the “2045 Redemption Price” and, together with the 2029 Redemption Price, the 2032 Redemption Price and the 2037 Redemption Price, each a “Redemption Price”) (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of:

(i) 100% of the principal amount of the 2045 Notes being redeemed on the relevant 2045 Redemption Date, and

(ii) the sum of the present values of the remaining scheduled payments of principal and interest on the 2045 Notes being redeemed that would be due if such 2045 Notes matured on the 2045 Par Call Date (in each case not including the amount, if any, of accrued and unpaid interest to, but excluding, the redemption date) discounted to the 2045 Redemption Date on an annual basis (ACTUAL/ACTUAL (ICMA)) using a discount rate equal to the Comparable Government Bond Rate plus 20 basis points, plus, in each of the cases of clauses (d)(i) and (d)(ii) above, accrued and unpaid interest on the 2045 Notes being redeemed to, but excluding, such 2045 Redemption Date.

(e) Notice of any redemption of the Notes of any series shall be given in the manner and otherwise in accordance with the provisions of Section 4.03 of the Indenture. If the Issuer has given notice of redemption as provided in the Indenture and funds for the redemption of the Notes called for redemption have been made available on the applicable Redemption Date referred to in that notice, such Notes will cease to bear interest on such Redemption Date (unless the Issuer defaults in the payment of the applicable Redemption Price and accrued and unpaid interest). Any interest accrued to such Redemption Date will be paid as specified in such notice.

(f) The following defined terms used in this Article VII shall, unless the context otherwise requires, have the meanings specified below.

“Comparable Government Bond” means, in relation to any Comparable Government Bond Rate calculation, at the discretion of an independent investment bank selected by the Issuer, a German Bundesanleihe security whose maturity is closest to the maturity of the Notes being redeemed (assuming that the Notes to be redeemed matured on the applicable Par Call Date), or if such independent investment bank in its discretion considers that such similar bond is not in issue, such other German Bundesanleihe security as such independent investment bank may, with the advice of three brokers of, or market makers in, German Bundesanleihe securities selected by such independent investment bank, determine to be appropriate for determining the Comparable Government Bond Rate.

“Comparable Government Bond Rate” means the price, expressed as a percentage (rounded to three decimal places, with 0.0005 being rounded upwards), at which the gross redemption yield on the Notes to be redeemed, if they were to be purchased at such price on the third Business Day prior to the date fixed for redemption, would be equal to the gross redemption yield on such Business Day of the Comparable Government Bond on the basis of the middle market price of the Comparable Government Bond prevailing at 11:00 a.m. (London time) on such Business Day as determined by an independent investment bank selected by the Issuer.

The Issuer’s actions and determinations in determining the applicable Redemption Price shall be conclusive and binding for all purposes, absent manifest error.

(g) The Issuer will notify the Trustee of the Redemption Price promptly after the calculation thereof. The Trustee shall have no responsibility for any calculation, verification or determination in respect of the Redemption Price of any Notes, or any component thereof, and shall be entitled to receive, and fully-protected in relying upon, an Officer’s Certificate from the Issuer that states such Redemption Price.

Section 7.02 Par Call. Any time on or after the 2029 Par Call Date with respect to the 2029 Notes, the 2032 Par Call Date with respect to the 2032 Notes, the 2037 Par Call Date with respect to the 2037 Notes and the 2045 Par Call Date with respect to the 2045 Notes, the Issuer may redeem the applicable series of Notes, in whole, at any time, or in part, from time to time, at a Redemption Price equal to 100% of the principal amount of the Notes to be redeemed, plus, in each case, accrued and unpaid interest on the Notes being redeemed to, but excluding, such Redemption Date.

Section 7.03 Redemption for Tax Reasons. If, as a result of any change in, or amendment to, the laws (or any regulations or rulings promulgated under the laws) of the Taxing Jurisdiction (as defined herein) (or any taxing authority thereof or therein), or any change in, or amendments to, an official position regarding the application or interpretation of such laws, regulations or rulings, which change or amendment is announced or becomes effective on or after May 14, 2025, the Issuer becomes or, based upon a written opinion of independent tax counsel of recognized standing selected by the Issuer, will become obligated to pay Additional Amounts as described under Article X with respect to any series of the Notes, then the Issuer may at its option, having given not less than 10 nor more than 60 days prior notice to Holders, redeem, in whole, but not in part, the Notes of such applicable series at a redemption price equal to 100% of the principal amount, together with accrued and unpaid interest (including any Additional Amounts) on such Notes to, but excluding, the Redemption Date.

Section 7.04 No Sinking Fund. None of the Notes are entitled to the benefit of any sinking fund.

ARTICLE VIII

FORM OF NOTES

Section 8.01 Form of 2029 Note. The 2029 Notes and the Trustee’s Certificate of Authentication to be endorsed thereon are to be substantially in the forms set forth in Exhibit A hereto.

Section 8.02 Form of 2032 Note. The 2032 Notes and the Trustee’s Certificate of Authentication to be endorsed thereon are to be substantially in the forms set forth in Exhibit B hereto.

Section 8.03 Form of 2037 Note. The 2037 Notes and the Trustee’s Certificate of Authentication to be endorsed thereon are to be substantially in the forms set forth in Exhibit C hereto.

Section 8.04 Form of 2045 Note. The 2045 Notes and the Trustee’s Certificate of Authentication to be endorsed thereon are to be substantially in the forms set forth in Exhibit D hereto.

ARTICLE IX

ORIGINAL ISSUE AMOUNT OF NOTES

Section 9.01 Original Issue Amount of the 2029 Notes. 2029 Notes in the aggregate principal amount of €750,000,000 may, upon execution of this First Supplemental Indenture, be executed by the Issuer and delivered to the Trustee for authentication, and the Trustee shall, upon receipt of an Issuer Order, authenticate and deliver said 2029 Notes as provided in said Issuer Order.

Section 9.02 Original Issue Amount of the 2032 Notes. 2032 Notes in the aggregate principal amount of €1,000,000,000 may, upon execution of this First Supplemental Indenture, be executed by the Issuer and delivered to the Trustee for authentication, and the Trustee shall, upon receipt of an Issuer Order, authenticate and deliver said 2032 Notes as provided in said Issuer Order.

Section 9.03 Original Issue Amount of the 2037 Notes. 2037 Notes in the aggregate principal amount of €750,000,000 may, upon execution of this First Supplemental Indenture, be executed by the Issuer and delivered to the Trustee for authentication, and the Trustee shall, upon receipt of an Issuer Order, authenticate and deliver said 2037 Notes as provided in said Issuer Order.

Section 9.04 Original Issue Amount of the 2045 Notes. 2045 Notes in the aggregate principal amount of €800,000,000 may, upon execution of this First Supplemental Indenture, be executed by the Issuer and delivered to the Trustee for authentication, and the Trustee shall, upon receipt of an Issuer Order, authenticate and deliver said 2045 Notes as provided in said Issuer Order.

ARTICLE X

PAYMENT OF ADDITIONAL AMOUNTS

Section 10.01 Payment of Additional Amounts. All payments in respect of the Notes will be made by or on behalf of the Issuer without withholding or deduction for, or on account of, any present or future taxes, duties, assessments or governmental charges of whatever nature (such withholding or deduction the “Additional Amounts”), unless such withholding or deduction is required by applicable law. If such withholding or deduction is imposed or levied by the United States, the Netherlands or any other jurisdiction in which the Issuer or the Parent Guarantor or, in each case, any successor thereof may be organized, or any taxing authority thereof or therein (a “Taxing Jurisdiction”), the Issuer will, subject to timely compliance by the Holders or beneficial owners of the relevant Notes with any relevant administrative requirements, pay or cause to be paid to a Holder or beneficial owner such Additional Amounts on the Notes as are necessary in order that the net payment of the principal of, and premium or redemption price, if any, and interest on, such Notes to such Holder or beneficial owner, after such withholding or deduction (including any withholding or deduction on such Additional Amounts), will not be less than the amount provided in such Notes to be then due and payable had no such withholding or deduction been required; provided, however, that the foregoing obligation to pay Additional Amounts will not apply:

(a) to any present or future taxes which would not have been so imposed, assessed, levied or collected but for the fact that the Holder or beneficial owner of the relevant Note has or had some connection with the Taxing Jurisdiction, including that the Holder or beneficial owner is or has been a domiciliary, national or resident of, engages or has been engaged in a trade or business, is or has been organized under, maintains or has maintained an office, a branch subject to taxation, or a permanent establishment, or is or has been physically present in the Taxing Jurisdiction, or otherwise has or has had some connection with the Taxing Jurisdiction, other than solely the holding or ownership of a Note, or the collection of principal of, premium, if any, and interest on, or the enforcement of, a Note;

(b) to any present or future taxes which would not have been imposed but for the holder or beneficial owner of the relevant Note being or being treated as: a personal holding company, passive foreign investment company, or a controlled foreign corporation, each as understood for United States federal income tax purposes; a foreign tax-exempt organization; a corporation that has accumulated earnings to avoid United States federal income tax; a “10-percent shareholder,” as defined in Section 871(h)(3) of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), of the Issuer or the Parent Guarantor; or a bank receiving payments on an extension of credit made pursuant to a loan agreement entered into in the ordinary course of its trade or business, as described in Section 881(c)(3)(A) of the Code;

(c) to any present or future taxes which would not have been so imposed, assessed, levied or collected but for the fact that, where presentation is required, the relevant Note was presented more than 30 days after the date such payment became due or was provided for, whichever is later;

(d) to any present or future taxes which are payable otherwise than by deduction or withholding on or in respect of the relevant Note;

(e) to any present or future taxes which would not have been so imposed, assessed, levied or collected but for the failure to comply, on a sufficiently timely basis, with any certification, identification or other reporting requirements concerning the nationality, residence, identity or connection with the Taxing Jurisdiction or any other jurisdiction of the Holder or beneficial owner of the relevant Note, if such compliance is required by a statute or regulation or administrative practice of the Taxing Jurisdiction, the other jurisdiction or any other relevant jurisdiction, or by a relevant treaty, as a condition to relief or exemption from such taxes;

(f) to any present or future taxes (1) which would not have been so imposed, assessed, levied or collected if the beneficial owner of the relevant Note had been the Holder of such Note, or (2) which, if the beneficial owner of such Note had held the Note as the Holder of such Note, would have been excluded pursuant to any one or combination of clauses (a) through (e) above;

(g) to any capital gain, estate, inheritance, gift, sale, transfer, personal property or similar tax, assessment or other governmental charge;

(h) to any present or future taxes that would not have been imposed but for a change in law, regulation, or administrative or judicial interpretation that becomes effective more than 15 days after the payment becomes due or is duly provided for, whichever occurs later;

(i) to any withholding or deduction that is imposed on a payment pursuant to Sections 1471 through 1474 of the Code, and related Treasury regulations and pronouncements or any successor provisions thereto (that are substantively comparable and not materially more onerous to comply with) and any regulations or official law, agreement or interpretations thereof in any jurisdiction implementing an intergovernmental approach thereto;

(j) to any withholding or deduction pursuant to the Dutch Withholding Tax Act 2021 (Wet bronbelasting 2021); or

(k) in the case of any combination of the above listed items.

Section 10.02 General. Except as specifically provided under this Article X the Issuer will not be required to make any payment for any tax, duty, assessment or governmental charge of whatever nature imposed by any government or a political subdivision or taxing authority of or in any government or political subdivision.

ARTICLE XI

SATISFACTION AND DISCHARGE; DEFEASANCE

Section 11.01 Satisfaction and Discharge; Defeasance.

(a) The provisions of Article XII of the Indenture shall apply to the Notes, subject to clause (b) of this Section 11.01.

(b) Soley with respect to the Notes, any reference to “money” shall be replaced by “money (in euros)” and any reference to “U.S. Government Obligations” shall be replaced by “Federal Republic of Germany Obligations” in that Article XII. For purposes of this First Supplemental Indenture, “Federal Republic of Germany Obligations” means (1) securities that are direct obligations of the Federal Republic of Germany for the payment of which its full faith and credit is pledged or (2) obligations of a person controlled or supervised by and acting as an agency or instrumentality of the Federal Republic of Germany, the payment of which is unconditionally guaranteed as a full faith and credit obligation by the Federal Republic of Germany, which, in either case under clauses (1) or (2) are not callable or redeemable at the option of the issuer thereof.

ARTICLE XII

MISCELLANEOUS

Section 12.01 Ratification of Indenture. The Indenture, as supplemented by this First Supplemental Indenture, is in all respects ratified and confirmed, and this First Supplemental Indenture shall be deemed part of the Indenture in the manner and to the extent herein and therein provided.

Section 12.02 Trustee Not Responsible for Recitals. The recitals and statements herein contained are made by the Issuer and not by the Trustee, and the Trustee assumes no responsibility for the correctness thereof. The Trustee makes no representation as to the validity or sufficiency of this First Supplemental Indenture.

Section 12.03 Governing Law. This First Supplemental Indenture and each Note shall be governed by and construed in accordance with the laws of the State of New York.

Section 12.04 Separability. In case any one or more of the provisions contained in this First Supplemental Indenture or in the Notes shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this First Supplemental Indenture or of the Notes, but this First Supplemental Indenture and the Notes shall be construed as if such invalid or illegal or unenforceable provision had never been contained herein or therein.

Section 12.05 Counterparts. This First Supplemental Indenture, and each of the other documents executed on the date hereof in connection with this First Supplemental Indenture and the authentication and delivery of the Notes, may be executed in any number of counterparts each of which shall be an original; but such counterparts shall together constitute but one and the same instrument. The exchange of copies of this First Supplemental Indenture, such other documents and of signature pages by electronic format (i.e., “pdf” or “tif”) transmission shall constitute effective execution and delivery of this First Supplemental Indenture and such other documents as to the parties hereto and may be used in lieu of the original First Supplemental Indenture and such other documents for all purposes. Signatures of the parties hereto transmitted by electronic format (i.e., “pdf” or “tif”) shall be deemed to be their original signatures for all purposes.

Section 12.06 Trust Indenture Act. This First Supplemental Indenture is subject to the provisions of the Trust Indenture Act that are required to be part of the Indenture and shall, to the extent applicable, be governed by such provisions. If any provision in this First Supplemental Indenture limits, qualifies or conflicts with another provision of hereof which is required to be included herein by any provisions of the Trust Indenture Act, such required provision shall control.

Section 12.07 Signatures. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this First Supplemental Indenture or any document to be signed in connection with this First Supplemental Indenture shall be deemed to include electronic signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other state laws based on the Uniform Electronic Transactions Act, and the parties hereto consent to conduct the transactions contemplated hereunder by electronic means.

Section 12.08 Tax Treatment. The Parent Guarantor and the Issuer agree to treat the Parent Guarantor as the obligor of each series of notes for U.S. federal (and applicable state and local) income tax purposes. Furthermore, the Parent Guarantor and the Issuer shall not take an inconsistent position with such treatment on a tax return or in a tax proceeding, in either case, unless required by applicable law.

IN WITNESS WHEREOF, the parties hereto have caused this First Supplemental Indenture to be duly executed, all as of the day and year first above written.

PFIZER NETHERLANDS INTERNATIONAL FINANCE B.V., as Issuer

By:	/s/ Elaine Guinevere Wilson – Weber
Name:Elaine Guinevere Wilson – Weber
Title: Managing Director

PFIZER INC., as Parent Guarantor

By:	/s/ Brian Byala
Name: Brian Byala
Title: Senior Vice President and Treasurer

THE BANK OF NEW YORK MELLON, as Trustee

By:	/s/ Michael Commisso
Name: Michael Commisso
Title: Vice President

[Signature Page to First Supplemental Indenture]

EXHIBIT A

FORM OF 2029 NOTE

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR BANK S.A./N.V., AS OPERATOR OF THE EUROCLEAR SYSTEM (“EUROCLEAR”) AND CLEARSTREAM BANKING S.A. (“CLEARSTREAM” AND, TOGETHER WITH EUROCLEAR, “EUROCLEAR/CLEARSTREAM”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF THE BANK OF NEW YORK DEPOSITORY (NOMINEES) LIMITED OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR/CLEARSTREAM (AND ANY PAYMENT IS MADE TO THE BANK OF NEW YORK DEPOSITORY (NOMINEES) LIMITED OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR/CLEARSTREAM), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, THE BANK OF NEW YORK DEPOSITORY (NOMINEES) LIMITED, HAS AN INTEREST HEREIN.

Pfizer Netherlands International Finance B.V.

2.875% NOTES DUE 2029

CUSIP No.: 71708L AA7

ISIN: XS3019313363

Common Code: 301931336

No. ___	€____________
As revised by the Schedule of Increases or Decreases in Global Security attached hereto

Interest. Pfizer Netherlands International Finance B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) under Dutch law, with official seat (statutaire zetel) in Rotterdam, the Netherlands (herein called the “Issuer”, which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to The Bank of New York Depository (Nominees) Limited or registered assigns, the principal sum of ___________________ (€__________), as revised by the Schedule of Increases or Decreases in Global Security attached hereto, on May 19, 2029 and to pay interest thereon from May 19, 2025 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, annually in arrears on May 19 in each year, commencing May 19, 2026, at the rate of 2.875% per annum, until the principal hereof is paid or made available for payment.

Method of Payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Record Date for such interest, which shall be the date that is the close of business (in London) on the Clearing System Business Day immediately preceding such Interest Payment Date, where “Clearing System Business Day” means a day on which Euroclear and Clearstream are open for business. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business (in London) on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice thereof having been given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

The term “Business Day” means any Monday, Tuesday, Wednesday, Thursday or Friday which is not a day when banking institutions are authorized or obligated by law or executive order to be closed in New York City, London or the Netherlands and, for any place of payment outside of New York City, London or the Netherlands, in such place of payment, and on which the Trans-European Automated Real-time Gross Settlement Express Transfer system (the TARGET2 system), or any successor thereto, operates.

Interest on the Securities of this series will be computed on the basis of the actual number of days in the period for which interest is being calculated and the actual number of days from and including the last date on which interest was paid on the Securities of this series (or May 19, 2025, if no interest has been paid on the Securities), to, but excluding, the next scheduled Interest Payment Date. This payment convention is referred to as ACTUAL/ACTUAL (ICMA) as defined in the rulebook of the International Capital Market Association.

Payment of principal, premium, if any, and interest payments and Additional Amounts, if any, on this Security will be made at the office or agency maintained for that purpose in London (initially the corporate trust office of the Paying Agent) or, at the Issuer’s option, by check mailed to the Holders thereof at the respective addresses set forth in the register of Holders of the Securities (maintained by the registrar). No service charge will be made for any registration of transfer, but payment of a sum sufficient to cover any tax or governmental charge payable in connection with such registration may be required.

The term “euros,” “the euro” or “€” means the currency of the member states of the European Monetary Union that have adopted or that adopt the single currency in accordance with the treaty establishing the European Community, as amended by the Treaty on European Union.

References herein to any payment on the Securities of this series include the related payment of Additional Amounts (as described in the Indenture), as applicable.

All payments of principal, premium, if any, and interest payments and Additional Amounts, if any, in respect of this Security will be made by the Issuer in immediately available funds.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Authentication. Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual or electronic signature of one of its authorized signatories, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

Dated:

PFIZER NETHERLANDS INTERNATIONAL FINANCE B.V..

By:
Name:
Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Date of authentication:	THE BANK OF NEW YORK MELLON, as Trustee

By:
Authorized Signatory

[Reverse of Security]

Indenture. This Security is one of a duly authorized issue of securities of the Issuer (herein called the “Securities”), issued and to be issued in one or more series under an Indenture, dated as of May 19, 2025, among the Issuer, Pfizer Inc. (herein called the “Parent Guarantor,” which term includes any successor Person under the Indenture) and The Bank of New York Mellon (herein called the “Trustee,” which term includes any successor trustee under the Indenture), as supplemented by a First Supplemental Indenture, dated as of May 19, 2025 (as so supplemented, herein called the “Indenture”), among the Issuer, the Parent Guarantor and the Trustee, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Issuer, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, initially limited in aggregate principal amount to €750,000,000.

Issuance in Euros. All payments of principal, premium, if any, and interest payments and Additional Amounts, if any, in respect of the Securities will be payable in euros. If on or after May 19, 2025, the euro is unavailable to the Issuer or the Parent Guarantor due to the imposition of exchange controls or other circumstances beyond their control or if the euro is no longer used by the then member states of the European Monetary Union that have adopted the euro as their currency or for the settlement of transactions by public institutions of or within the international banking community, then all payments in respect of the Securities will be made in U.S. Dollars until the euro is again available to the Issuer and the Parent Guarantor or is so used. In such circumstances, the amount payable on any date in euros will be converted into U.S. Dollars as determined by an agent appointed by the Issuer and shall be equal to the sum obtained by converting euros into U.S. Dollars at the exchange rate on the second Business Day preceding such Interest Payment Date or the second Business Day preceding the maturity of an installment of principal, as the case may be, or if no rate is quoted for euros, the last date such rate is quoted. Any payment in respect of Securities so made in U.S. Dollars will not constitute an Event of Default. Neither the Trustee nor the Paying Agent will be responsible for obtaining exchange or foreign currency rates, effecting conversions or otherwise handling redenominations.

Guarantee. This Security is entitled to the benefits of an unconditional and irrevocable guarantee by the Parent Guarantor for the benefit of the Holders. Reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and obligations thereunder of the Parent Guarantor, the Trustee and the Holders.

Optional Redemption. At the Issuer’s option, the Securities of this series may be redeemed, in whole, at any time, or in part, from time to time, prior to April 19, 2029 (one month prior to the Stated Maturity of the Securities (the “Par Call Date”; and the date of any such redemption a “Redemption Date”)), at a redemption price (the “Redemption Price”) (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of:

(a) 100% of the principal amount of the Securities being redeemed on that Redemption Date, and

(b) the sum of the present values of the remaining scheduled payments of principal and interest on the Securities being redeemed that would be due if such series of Securities matured on the Par Call Date (in each case not including the amount, if any, of accrued and unpaid interest to, but excluding, the Redemption Date) discounted to the Redemption Date on an annual basis (ACTUAL/ACTUAL (ICMA)) using a discount rate equal to the Comparable Government Bond Rate plus 15 basis points, plus, in each of the cases of clauses (a) and (b) above, accrued and unpaid interest on the Securities being redeemed to, but excluding, such Redemption Date.

Any time on or after the Par Call Date, the Issuer may redeem the Securities, in whole, at any time, or in part, from time to time, at a Redemption Price equal to 100% of the principal amount of the Securities to be redeemed, plus accrued and unpaid interest on the Securities being redeemed to, but excluding, the Redemption Date.

If, as a result of any change in, or amendment to, the laws (or any regulations or rulings promulgated under the laws) of the Taxing Jurisdiction (or any taxing authority thereof or therein), or any change in, or amendments to, an official position regarding the application or interpretation of such laws, regulations or rulings, which change or amendment is announced or becomes effective on or after May 14, 2025, the Issuer becomes or, based upon a written opinion of independent tax counsel of recognized standing selected by the Issuer, will become obligated to pay Additional Amounts with respect to the Securities, then the Issuer may at its option, having given not less than 10 nor more than 60 days prior notice to Holders, redeem, in whole, but not in part, the Securities at a redemption price equal to 100% of the principal amount, together with accrued and unpaid interest (including any Additional Amounts) on such Securities to, but excluding, the Redemption Date.

The Redemption Price will be calculated on the basis of a 365-day year or a 366-day year, as applicable, and the actual number of days elapsed. Subject to the following paragraph, once notice of redemption is sent by the Issuer, the Securities called for redemption will become due and payable on the applicable Redemption Date at the applicable Redemption Price.

Any notice of redemption may, at the Issuer’s discretion, be subject to one or more conditions precedent, including completion of a corporate transaction. In such event, the related notice of redemption shall describe each such condition and, if applicable, shall state that, at the Issuer’s discretion, the date of redemption may be delayed until such time (including more than 60 days after the notice of redemption was given) as any or all such conditions shall be satisfied (or waived by the Issuer in its sole discretion), or such redemption may not occur and such notice may be rescinded in the event that any or all such conditions shall not have been satisfied or waived by the date of redemption, or by the date of redemption so delayed.

For purposes of determining the Redemption Price, the following definitions are applicable:

“Comparable Government Bond” means, in relation to any Comparable Government Bond Rate calculation, at the discretion of an independent investment bank selected by the Issuer, a German Bundesanleihe security whose maturity is closest to the maturity of the Securities being redeemed (assuming that the Securities to be redeemed matured on the applicable Par Call Date), or if such independent investment bank in its discretion considers that such similar bond is not in issue, such other German Bundesanleihe security as such independent investment bank may, with the advice of three brokers of, or market makers in, German Bundesanleihe securities selected by such independent investment bank, determine to be appropriate for determining the Comparable Government Bond Rate.

“Comparable Government Bond Rate” means the price, expressed as a percentage (rounded to three decimal places, with 0.0005 being rounded upwards), at which the gross redemption yield on the Securities to be redeemed, if they were to be purchased at such price on the third Business Day prior to the date fixed for redemption, would be equal to the gross redemption yield on such Business Day of the Comparable Government Bond on the basis of the middle market price of the Comparable Government Bond prevailing at 11:00 a.m. (London time) on such Business Day as determined by an independent investment bank selected by the Issuer.

The Issuer’s actions and determinations in determining the Redemption Price shall be conclusive and binding for all purposes, absent manifest error.

The Issuer will notify the Trustee of the Redemption Price promptly after the calculation thereof. The Trustee shall have no responsibility for any calculation, verification or determination in respect of the Redemption Price of any Securities, or any component thereof, and shall be entitled to receive, and fully-protected in relying upon, an Officer’s Certificate from the Issuer that states such Redemption Price.

Notice of any redemption will be mailed or electronically delivered (or otherwise transmitted in accordance with the procedures of the applicable clearing system) at least 10 days, but not more than 60 days, before the Redemption Date to each registered Holder of the Securities to be redeemed. The principal amount of a Security remaining outstanding after a redemption in part shall be €100,000 or an integral multiple of €1,000 in excess thereof.

Unless the Issuer defaults in payment of the Redemption Price, on and after the Redemption Date interest will cease to accrue on the Securities or portions thereof called for redemption.

If fewer than all of the Securities are to be redeemed, the Securities to be redeemed shall be selected in accordance with applicable procedures of Euroclear and/or Clearstream.

Except as set forth above, the Securities will not be redeemable by the Issuer prior to maturity and will not be entitled to the benefit of any sinking fund.

Defaults and Remedies. If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

Amendment, Modification and Waiver. The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the Parent Guarantor and the rights of the Holders of the Securities of each series affected under the Indenture at any time by the Issuer, the Parent Guarantor and the Trustee with the consent of the Holders of a majority in principal amount of all series at the time Outstanding affected thereby (voting as one class). The Indenture contains provisions permitting the Holders of not less than a majority in principal amount of the Outstanding Securities of any series, with respect to which any default under the Indenture shall have occurred and be continuing, on behalf of the Holders of all the Outstanding Securities of such series, to waive, with certain exceptions, such past default with respect to such series and its consequences. The Indenture also permits the Holders of not less than a majority in principal amount of the Outstanding Securities of any series, on behalf of the Holders of all Outstanding Securities of such series, to waive compliance by the Issuer or the Parent Guarantor with certain provisions of the Indenture. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange therefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

Restrictive Covenants. The Indenture does not limit unsecured debt of the Parent Guarantor or any of its Subsidiaries (including the Issuer).

Denominations, Transfer and Exchange. The Securities of this series are issuable only in registered form without coupons in denominations of €100,000 and in integral multiples of €1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registerable in the Security Register, upon surrender of this Security for registration of transfer at the Registrar accompanied by a written request for transfer in form satisfactory to the Issuer and the Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

No service charge shall be made for any such registration of transfer or exchange, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Persons Deemed Owners. Prior to due presentment of this Security for registration of transfer, the Issuer, the Trustee and any agent of the Issuer or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Issuer, the Trustee nor any such agent shall be affected by notice to the contrary.

Miscellaneous. The Indenture and this Security shall be governed by and construed in accordance with the law of the State of New York.

All terms used in this Security and not defined herein shall have the meanings assigned to them in the Indenture.

The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Security or any document to be signed in connection with this Security shall be deemed to include electronic signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other state laws based on the Uniform Electronic Transactions Act, and the parties hereto consent to conduct the transactions contemplated hereunder by electronic means.

SCHEDULE OF INCREASES OR DECREASES IN GLOBAL SECURITY

The following increases or decreases in this Global Security have been made:

Date of Exchange	Amount of increase in Principal Amount of this Global Security	Amount of decrease in Principal Amount of this Global Security	Principal Amount of this Global Security following each decrease or increase	Signature of authorized signatory of Trustee

EXHIBIT B

FORM OF 2032 NOTE

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR BANK S.A./N.V., AS OPERATOR OF THE EUROCLEAR SYSTEM (“EUROCLEAR”) AND CLEARSTREAM BANKING S.A. (“CLEARSTREAM” AND, TOGETHER WITH EUROCLEAR, “EUROCLEAR/CLEARSTREAM”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF THE BANK OF NEW YORK DEPOSITORY (NOMINEES) LIMITED OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR/CLEARSTREAM (AND ANY PAYMENT IS MADE TO THE BANK OF NEW YORK DEPOSITORY (NOMINEES) LIMITED OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR/CLEARSTREAM), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, THE BANK OF NEW YORK DEPOSITORY (NOMINEES) LIMITED, HAS AN INTEREST HEREIN.

Pfizer Netherlands International Finance B.V.

3.250% NOTES DUE 2032

CUSIP No.: 71708L AB5

ISIN: XS3019320657

Common Code: 301932065

No. ___	€____________
As revised by the Schedule of Increases or Decreases in Global Security attached hereto

Interest. Pfizer Netherlands International Finance B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) under Dutch law, with official seat (statutaire zetel) in Rotterdam, the Netherlands (herein called the “Issuer”, which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to The Bank of New York Depository (Nominees) Limited or registered assigns, the principal sum of ___________________ (€__________), as revised by the Schedule of Increases or Decreases in Global Security attached hereto, on May 19, 2032 and to pay interest thereon from May 19, 2025 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, annually in arrears on May 19 in each year, commencing May 19, 2026, at the rate of 3.250% per annum, until the principal hereof is paid or made available for payment.

Method of Payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Record Date for such interest, which shall be the date that is the close of business (in London) on the Clearing System Business Day immediately preceding such Interest Payment Date, where “Clearing System Business Day” means a day on which Euroclear and Clearstream are open for business. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business (in London) on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice thereof having been given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

The term “Business Day” means any Monday, Tuesday, Wednesday, Thursday or Friday which is not a day when banking institutions are authorized or obligated by law or executive order to be closed in New York City, London or the Netherlands and, for any place of payment outside of New York City, London or the Netherlands, in such place of payment, and on which the Trans-European Automated Real-time Gross Settlement Express Transfer system (the TARGET2 system), or any successor thereto, operates.

Interest on the Securities of this series will be computed on the basis of the actual number of days in the period for which interest is being calculated and the actual number of days from and including the last date on which interest was paid on the Securities of this series (or May 19, 2025, if no interest has been paid on the Securities), to, but excluding, the next scheduled Interest Payment Date. This payment convention is referred to as ACTUAL/ACTUAL (ICMA) as defined in the rulebook of the International Capital Market Association.

Payment of principal, premium, if any, and interest payments and Additional Amounts, if any, on this Security will be made at the office or agency maintained for that purpose in London (initially the corporate trust office of the Paying Agent) or, at the Issuer’s option, by check mailed to the Holders thereof at the respective addresses set forth in the register of Holders of the Securities (maintained by the registrar). No service charge will be made for any registration of transfer, but payment of a sum sufficient to cover any tax or governmental charge payable in connection with such registration may be required.

The term “euros,” “the euro” or “€” means the currency of the member states of the European Monetary Union that have adopted or that adopt the single currency in accordance with the treaty establishing the European Community, as amended by the Treaty on European Union.

References herein to any payment on the Securities of this series include the related payment of Additional Amounts (as described in the Indenture), as applicable.

All payments of principal, premium, if any, and interest payments and Additional Amounts, if any, in respect of this Security will be made by the Issuer in immediately available funds.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Authentication. Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual or electronic signature of one of its authorized signatories, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

Dated:

PFIZER NETHERLANDS INTERNATIONAL FINANCE B.V..

By:
Name:
Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Date of authentication:	THE BANK OF NEW YORK MELLON, as Trustee

By:
Authorized Signatory

[Reverse of Security]

Indenture. This Security is one of a duly authorized issue of securities of the Issuer (herein called the “Securities”), issued and to be issued in one or more series under an Indenture, dated as of May 19, 2025, among the Issuer, Pfizer Inc. (herein called the “Parent Guarantor,” which term includes any successor Person under the Indenture) and The Bank of New York Mellon (herein called the “Trustee,” which term includes any successor trustee under the Indenture), as supplemented by a First Supplemental Indenture, dated as of May 19, 2025 (as so supplemented, herein called the “Indenture”), among the Issuer, the Parent Guarantor and the Trustee, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Issuer, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, initially limited in aggregate principal amount to €1,000,000,000.

Issuance in Euros. All payments of principal, premium, if any, and interest payments and Additional Amounts, if any, in respect of the Securities will be payable in euros. If on or after May 19, 2025, the euro is unavailable to the Issuer or the Parent Guarantor due to the imposition of exchange controls or other circumstances beyond their control or if the euro is no longer used by the then member states of the European Monetary Union that have adopted the euro as their currency or for the settlement of transactions by public institutions of or within the international banking community, then all payments in respect of the Securities will be made in U.S. Dollars until the euro is again available to the Issuer and the Parent Guarantor or is so used. In such circumstances, the amount payable on any date in euros will be converted into U.S. Dollars as determined by an agent appointed by the Issuer and shall be equal to the sum obtained by converting euros into U.S. Dollars at the exchange rate on the second Business Day preceding such Interest Payment Date or the second Business Day preceding the maturity of an installment of principal, as the case may be, or if no rate is quoted for euros, the last date such rate is quoted. Any payment in respect of Securities so made in U.S. Dollars will not constitute an Event of Default. Neither the Trustee nor the Paying Agent will be responsible for obtaining exchange or foreign currency rates, effecting conversions or otherwise handling redenominations.

Guarantee. This Security is entitled to the benefits of an unconditional and irrevocable guarantee by the Parent Guarantor for the benefit of the Holders. Reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and obligations thereunder of the Parent Guarantor, the Trustee and the Holders.

Optional Redemption. At the Issuer’s option, the Securities of this series may be redeemed, in whole, at any time, or in part, from time to time, prior to February 19, 2032 (three months prior to the Stated Maturity of the Securities (the “Par Call Date”; and the date of any such redemption a “Redemption Date”)), at a redemption price (the “Redemption Price”) (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of:

(a) 100% of the principal amount of the Securities being redeemed on that Redemption Date, and

(b) the sum of the present values of the remaining scheduled payments of principal and interest on the Securities being redeemed that would be due if such series of Securities matured on the Par Call Date (in each case not including the amount, if any, of accrued and unpaid interest to, but excluding, the Redemption Date) discounted to the Redemption Date on an annual basis (ACTUAL/ACTUAL (ICMA)) using a discount rate equal to the Comparable Government Bond Rate plus 15 basis points, plus, in each of the cases of clauses (a) and (b) above, accrued and unpaid interest on the Securities being redeemed to, but excluding, such Redemption Date.

Any time on or after the Par Call Date, the Issuer may redeem the Securities, in whole, at any time, or in part, from time to time, at a Redemption Price equal to 100% of the principal amount of the Securities to be redeemed, plus accrued and unpaid interest on the Securities being redeemed to, but excluding, the Redemption Date.

If, as a result of any change in, or amendment to, the laws (or any regulations or rulings promulgated under the laws) of the Taxing Jurisdiction (or any taxing authority thereof or therein), or any change in, or amendments to, an official position regarding the application or interpretation of such laws, regulations or rulings, which change or amendment is announced or becomes effective on or after May 14, 2025, the Issuer becomes or, based upon a written opinion of independent tax counsel of recognized standing selected by the Issuer, will become obligated to pay Additional Amounts with respect to the Securities, then the Issuer may at its option, having given not less than 10 nor more than 60 days prior notice to Holders, redeem, in whole, but not in part, the Securities at a redemption price equal to 100% of the principal amount, together with accrued and unpaid interest (including any Additional Amounts) on such Securities to, but excluding, the Redemption Date.

The Redemption Price will be calculated on the basis of a 365-day year or a 366-day year, as applicable, and the actual number of days elapsed. Subject to the following paragraph, once notice of redemption is sent by the Issuer, the Securities called for redemption will become due and payable on the applicable Redemption Date at the applicable Redemption Price.

Any notice of redemption may, at the Issuer’s discretion, be subject to one or more conditions precedent, including completion of a corporate transaction. In such event, the related notice of redemption shall describe each such condition and, if applicable, shall state that, at the Issuer’s discretion, the date of redemption may be delayed until such time (including more than 60 days after the notice of redemption was given) as any or all such conditions shall be satisfied (or waived by the Issuer in its sole discretion), or such redemption may not occur and such notice may be rescinded in the event that any or all such conditions shall not have been satisfied or waived by the date of redemption, or by the date of redemption so delayed.

For purposes of determining the Redemption Price, the following definitions are applicable:

“Comparable Government Bond” means, in relation to any Comparable Government Bond Rate calculation, at the discretion of an independent investment bank selected by the Issuer, a German Bundesanleihe security whose maturity is closest to the maturity of the Securities being redeemed (assuming that the Securities to be redeemed matured on the applicable Par Call Date), or if such independent investment bank in its discretion considers that such similar bond is not in issue, such other German Bundesanleihe security as such independent investment bank may, with the advice of three brokers of, or market makers in, German Bundesanleihe securities selected by such independent investment bank, determine to be appropriate for determining the Comparable Government Bond Rate.

“Comparable Government Bond Rate” means the price, expressed as a percentage (rounded to three decimal places, with 0.0005 being rounded upwards), at which the gross redemption yield on the Securities to be redeemed, if they were to be purchased at such price on the third Business Day prior to the date fixed for redemption, would be equal to the gross redemption yield on such Business Day of the Comparable Government Bond on the basis of the middle market price of the Comparable Government Bond prevailing at 11:00 a.m. (London time) on such Business Day as determined by an independent investment bank selected by the Issuer.

The Issuer’s actions and determinations in determining the Redemption Price shall be conclusive and binding for all purposes, absent manifest error.

The Issuer will notify the Trustee of the Redemption Price promptly after the calculation thereof. The Trustee shall have no responsibility for any calculation, verification or determination in respect of the Redemption Price of any Securities, or any component thereof, and shall be entitled to receive, and fully-protected in relying upon, an Officer’s Certificate from the Issuer that states such Redemption Price.

Notice of any redemption will be mailed or electronically delivered (or otherwise transmitted in accordance with the procedures of the applicable clearing system) at least 10 days, but not more than 60 days, before the Redemption Date to each registered Holder of the Securities to be redeemed. The principal amount of a Security remaining outstanding after a redemption in part shall be €100,000 or an integral multiple of €1,000 in excess thereof.

Unless the Issuer defaults in payment of the Redemption Price, on and after the Redemption Date interest will cease to accrue on the Securities or portions thereof called for redemption.

If fewer than all of the Securities are to be redeemed, the Securities to be redeemed shall be selected in accordance with applicable procedures of Euroclear and/or Clearstream.

Except as set forth above, the Securities will not be redeemable by the Issuer prior to maturity and will not be entitled to the benefit of any sinking fund.

Defaults and Remedies. If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

Amendment, Modification and Waiver. The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the Parent Guarantor and the rights of the Holders of the Securities of each series affected under the Indenture at any time by the Issuer, the Parent Guarantor and the Trustee with the consent of the Holders of a majority in principal amount of all series at the time Outstanding affected thereby (voting as one class). The Indenture contains provisions permitting the Holders of not less than a majority in principal amount of the Outstanding Securities of any series, with respect to which any default under the Indenture shall have occurred and be continuing, on behalf of the Holders of all the Outstanding Securities of such series, to waive, with certain exceptions, such past default with respect to such series and its consequences. The Indenture also permits the Holders of not less than a majority in principal amount of the Outstanding Securities of any series, on behalf of the Holders of all Outstanding Securities of such series, to waive compliance by the Issuer or the Parent Guarantor with certain provisions of the Indenture. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange therefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

Restrictive Covenants. The Indenture does not limit unsecured debt of the Parent Guarantor or any of its Subsidiaries (including the Issuer).

Denominations, Transfer and Exchange. The Securities of this series are issuable only in registered form without coupons in denominations of €100,000 and in integral multiples of €1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registerable in the Security Register, upon surrender of this Security for registration of transfer at the Registrar accompanied by a written request for transfer in form satisfactory to the Issuer and the Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

No service charge shall be made for any such registration of transfer or exchange, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Persons Deemed Owners. Prior to due presentment of this Security for registration of transfer, the Issuer, the Trustee and any agent of the Issuer or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Issuer, the Trustee nor any such agent shall be affected by notice to the contrary.

Miscellaneous. The Indenture and this Security shall be governed by and construed in accordance with the law of the State of New York.

All terms used in this Security and not defined herein shall have the meanings assigned to them in the Indenture.

The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Security or any document to be signed in connection with this Security shall be deemed to include electronic signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other state laws based on the Uniform Electronic Transactions Act, and the parties hereto consent to conduct the transactions contemplated hereunder by electronic means.

SCHEDULE OF INCREASES OR DECREASES IN GLOBAL SECURITY

The following increases or decreases in this Global Security have been made:

Date of Exchange	Amount of increase in Principal Amount of this Global Security	Amount of decrease in Principal Amount of this Global Security	Principal Amount of this Global Security following each decrease or increase	Signature of authorized signatory of Trustee

EXHIBIT C

FORM OF 2037 NOTE

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR BANK S.A./N.V., AS OPERATOR OF THE EUROCLEAR SYSTEM (“EUROCLEAR”) AND CLEARSTREAM BANKING S.A. (“CLEARSTREAM” AND, TOGETHER WITH EUROCLEAR, “EUROCLEAR/CLEARSTREAM”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF THE BANK OF NEW YORK DEPOSITORY (NOMINEES) LIMITED OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR/CLEARSTREAM (AND ANY PAYMENT IS MADE TO THE BANK OF NEW YORK DEPOSITORY (NOMINEES) LIMITED OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR/CLEARSTREAM), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, THE BANK OF NEW YORK DEPOSITORY (NOMINEES) LIMITED, HAS AN INTEREST HEREIN.

Pfizer Netherlands International Finance B.V.

3.875% NOTES DUE 2037

CUSIP No.: 71708L AC3

ISIN: XS3019321200

Common Code: 301932120

No. ___	€____________
As revised by the Schedule of Increases or Decreases in Global Security attached hereto

Interest. Pfizer Netherlands International Finance B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) under Dutch law, with official seat (statutaire zetel) in Rotterdam, the Netherlands (herein called the “Issuer”, which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to The Bank of New York Depository (Nominees) Limited or registered assigns, the principal sum of ___________________ (€__________), as revised by the Schedule of Increases or Decreases in Global Security attached hereto, on May 19, 2037 and to pay interest thereon from May 19, 2025 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, annually in arrears, on May 19 in each year, commencing May 19, 2026, at the rate of 3.875% per annum, until the principal hereof is paid or made available for payment.

Method of Payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Record Date for such interest, which shall be the date that is the close of business (in London) on the Clearing System Business Day immediately preceding such Interest Payment Date, where “Clearing System Business Day” means a day on which Euroclear and Clearstream are open for business. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business (in London) on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice thereof having been given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

The term “Business Day” means any Monday, Tuesday, Wednesday, Thursday or Friday which is not a day when banking institutions are authorized or obligated by law or executive order to be closed in New York City, London or the Netherlands and, for any place of payment outside of New York City, London or the Netherlands, in such place of payment, and on which the Trans-European Automated Real-time Gross Settlement Express Transfer system (the TARGET2 system), or any successor thereto, operates.

Interest on the Securities of this series will be computed on the basis of the actual number of days in the period for which interest is being calculated and the actual number of days from and including the last date on which interest was paid on the Securities of this series (or May 19, 2025, if no interest has been paid on the Securities), to, but excluding, the next scheduled Interest Payment Date. This payment convention is referred to as ACTUAL/ACTUAL (ICMA) as defined in the rulebook of the International Capital Market Association.

Payment of principal, premium, if any, and interest payments and Additional Amounts, if any, on this Security will be made at the office or agency maintained for that purpose in London (initially the corporate trust office of the Paying Agent) or, at the Issuer’s option, by check mailed to the Holders thereof at the respective addresses set forth in the register of Holders of the Securities (maintained by the registrar). No service charge will be made for any registration of transfer, but payment of a sum sufficient to cover any tax or governmental charge payable in connection with such registration may be required.

The term “euros,” “the euro” or “€” means the currency of the member states of the European Monetary Union that have adopted or that adopt the single currency in accordance with the treaty establishing the European Community, as amended by the Treaty on European Union.

References herein to any payment on the Securities of this series include the related payment of Additional Amounts (as described in the Indenture), as applicable.

All payments of principal, premium, if any, and interest payments and Additional Amounts, if any, in respect of this Security will be made by the Issuer in immediately available funds.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Authentication. Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual or electronic signature of one of its authorized signatories, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

Dated:

PFIZER NETHERLANDS INTERNATIONAL FINANCE B.V..

By:
Name:
Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Date of authentication:	THE BANK OF NEW YORK MELLON, as Trustee

By:
Authorized Signatory

[Reverse of Security]

Indenture. This Security is one of a duly authorized issue of securities of the Issuer (herein called the “Securities”), issued and to be issued in one or more series under an Indenture, dated as of May 19, 2025, among the Issuer, Pfizer Inc. (herein called the “Parent Guarantor,” which term includes any successor Person under the Indenture) and The Bank of New York Mellon (herein called the “Trustee,” which term includes any successor trustee under the Indenture), as supplemented by a First Supplemental Indenture, dated as of May 19, 2025 (as so supplemented, herein called the “Indenture”), among the Issuer, the Parent Guarantor and the Trustee, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Issuer, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, initially limited in aggregate principal amount to €750,000,000.

Issuance in Euros. All payments of principal, premium, if any, and interest payments and Additional Amounts, if any, in respect of the Securities will be payable in euros. If on or after May 19, 2025, the euro is unavailable to the Issuer or the Parent Guarantor due to the imposition of exchange controls or other circumstances beyond their control or if the euro is no longer used by the then member states of the European Monetary Union that have adopted the euro as their currency or for the settlement of transactions by public institutions of or within the international banking community, then all payments in respect of the Securities will be made in U.S. Dollars until the euro is again available to the Issuer and the Parent Guarantor or is so used. In such circumstances, the amount payable on any date in euros will be converted into U.S. Dollars as determined by an agent appointed by the Issuer and shall be equal to the sum obtained by converting euros into U.S. Dollars at the exchange rate on the second Business Day preceding such Interest Payment Date or the second Business Day preceding the maturity of an installment of principal, as the case may be, or if no rate is quoted for euros, the last date such rate is quoted. Any payment in respect of Securities so made in U.S. Dollars will not constitute an Event of Default. Neither the Trustee nor the Paying Agent will be responsible for obtaining exchange or foreign currency rates, effecting conversions or otherwise handling redenominations.

Guarantee. This Security is entitled to the benefits of an unconditional and irrevocable guarantee by the Parent Guarantor for the benefit of the Holders. Reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and obligations thereunder of the Parent Guarantor, the Trustee and the Holders.

Optional Redemption. At the Issuer’s option, the Securities of this series may be redeemed, in whole, at any time, or in part, from time to time, prior to February 19, 2037 (three months prior to the Stated Maturity of the Securities (the “Par Call Date”; and the date of any such redemption a “Redemption Date”)), at a redemption price (the “Redemption Price”) (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of:

(a) 100% of the principal amount of the Securities being redeemed on that Redemption Date, and

(b) the sum of the present values of the remaining scheduled payments of principal and interest on the Securities being redeemed that would be due if such series of Securities matured on the Par Call Date (in each case not including the amount, if any, of accrued and unpaid interest to, but excluding, the Redemption Date) discounted to the Redemption Date on an annual basis (ACTUAL/ACTUAL (ICMA)) using a discount rate equal to the Comparable Government Bond Rate plus 20 basis points, plus, in each of the cases of clauses (a) and (b) above, accrued and unpaid interest on the Securities being redeemed to, but excluding, such Redemption Date.

Any time on or after the Par Call Date, the Issuer may redeem the Securities, in whole, at any time, or in part, from time to time, at a Redemption Price equal to 100% of the principal amount of the Securities to be redeemed, plus accrued and unpaid interest on the Securities being redeemed to, but excluding, the Redemption Date.

If, as a result of any change in, or amendment to, the laws (or any regulations or rulings promulgated under the laws) of the Taxing Jurisdiction (or any taxing authority thereof or therein), or any change in, or amendments to, an official position regarding the application or interpretation of such laws, regulations or rulings, which change or amendment is announced or becomes effective on or after May 14, 2025, the Issuer becomes or, based upon a written opinion of independent tax counsel of recognized standing selected by the Issuer, will become obligated to pay Additional Amounts with respect to the Securities, then the Issuer may at its option, having given not less than 10 nor more than 60 days prior notice to Holders, redeem, in whole, but not in part, the Securities at a redemption price equal to 100% of the principal amount, together with accrued and unpaid interest (including any Additional Amounts) on such Securities to, but excluding, the Redemption Date.

The Redemption Price will be calculated on the basis of a 365-day year or a 366-day year, as applicable, and the actual number of days elapsed. Subject to the following paragraph, once notice of redemption is sent by the Issuer, the Securities called for redemption will become due and payable on the applicable Redemption Date at the applicable Redemption Price.

Any notice of redemption may, at the Issuer’s discretion, be subject to one or more conditions precedent, including completion of a corporate transaction. In such event, the related notice of redemption shall describe each such condition and, if applicable, shall state that, at the Issuer’s discretion, the date of redemption may be delayed until such time (including more than 60 days after the notice of redemption was given) as any or all such conditions shall be satisfied (or waived by the Issuer in its sole discretion), or such redemption may not occur and such notice may be rescinded in the event that any or all such conditions shall not have been satisfied or waived by the date of redemption, or by the date of redemption so delayed.

For purposes of determining the Redemption Price, the following definitions are applicable:

“Comparable Government Bond” means, in relation to any Comparable Government Bond Rate calculation, at the discretion of an independent investment bank selected by the Issuer, a German Bundesanleihe security whose maturity is closest to the maturity of the Securities being redeemed (assuming that the Securities to be redeemed matured on the applicable Par Call Date), or if such independent investment bank in its discretion considers that such similar bond is not in issue, such other German Bundesanleihe security as such independent investment bank may, with the advice of three brokers of, or market makers in, German Bundesanleihe securities selected by such independent investment bank, determine to be appropriate for determining the Comparable Government Bond Rate.

“Comparable Government Bond Rate” means the price, expressed as a percentage (rounded to three decimal places, with 0.0005 being rounded upwards), at which the gross redemption yield on the Securities to be redeemed, if they were to be purchased at such price on the third Business Day prior to the date fixed for redemption, would be equal to the gross redemption yield on such Business Day of the Comparable Government Bond on the basis of the middle market price of the Comparable Government Bond prevailing at 11:00 a.m. (London time) on such Business Day as determined by an independent investment bank selected by the Issuer.

The Issuer’s actions and determinations in determining the Redemption Price shall be conclusive and binding for all purposes, absent manifest error.

The Issuer will notify the Trustee of the Redemption Price promptly after the calculation thereof. The Trustee shall have no responsibility for any calculation, verification or determination in respect of the Redemption Price of any Securities, or any component thereof, and shall be entitled to receive, and fully-protected in relying upon, an Officer’s Certificate from the Issuer that states such Redemption Price.

Notice of any redemption will be mailed or electronically delivered (or otherwise transmitted in accordance with the procedures of the applicable clearing system) at least 10 days, but not more than 60 days, before the Redemption Date to each registered Holder of the Securities to be redeemed. The principal amount of a Security remaining outstanding after a redemption in part shall be €100,000 or an integral multiple of €1,000 in excess thereof.

Unless the Issuer defaults in payment of the Redemption Price, on and after the Redemption Date interest will cease to accrue on the Securities or portions thereof called for redemption.

If fewer than all of the Securities are to be redeemed, the Securities to be redeemed shall be selected in accordance with applicable procedures of Euroclear and/or Clearstream.

Except as set forth above, the Securities will not be redeemable by the Issuer prior to maturity and will not be entitled to the benefit of any sinking fund.

Defaults and Remedies. If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

Amendment, Modification and Waiver. The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the Parent Guarantor and the rights of the Holders of the Securities of each series affected under the Indenture at any time by the Issuer, the Parent Guarantor and the Trustee with the consent of the Holders of a majority in principal amount of all series at the time Outstanding affected thereby (voting as one class). The Indenture contains provisions permitting the Holders of not less than a majority in principal amount of the Outstanding Securities of any series, with respect to which any default under the Indenture shall have occurred and be continuing, on behalf of the Holders of all the Outstanding Securities of such series, to waive, with certain exceptions, such past default with respect to such series and its consequences. The Indenture also permits the Holders of not less than a majority in principal amount of the Outstanding Securities of any series, on behalf of the Holders of all Outstanding Securities of such series, to waive compliance by the Issuer or the Parent Guarantor with certain provisions of the Indenture. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange therefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

Restrictive Covenants. The Indenture does not limit unsecured debt of the Parent Guarantor or any of its Subsidiaries (including the Issuer).

Denominations, Transfer and Exchange. The Securities of this series are issuable only in registered form without coupons in denominations of €100,000 and in integral multiples of €1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registerable in the Security Register, upon surrender of this Security for registration of transfer at the Registrar accompanied by a written request for transfer in form satisfactory to the Issuer and the Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

No service charge shall be made for any such registration of transfer or exchange, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Persons Deemed Owners. Prior to due presentment of this Security for registration of transfer, the Issuer, the Trustee and any agent of the Issuer or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Issuer, the Trustee nor any such agent shall be affected by notice to the contrary.

Miscellaneous. The Indenture and this Security shall be governed by and construed in accordance with the law of the State of New York.

All terms used in this Security and not defined herein shall have the meanings assigned to them in the Indenture.

The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Security or any document to be signed in connection with this Security shall be deemed to include electronic signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other state laws based on the Uniform Electronic Transactions Act, and the parties hereto consent to conduct the transactions contemplated hereunder by electronic means.

SCHEDULE OF INCREASES OR DECREASES IN GLOBAL SECURITY

The following increases or decreases in this Global Security have been made:

Date of Exchange	Amount of increase in Principal Amount of this Global Security	Amount of decrease in Principal Amount of this Global Security	Principal Amount of this Global Security following each decrease or increase	Signature of authorized signatory of Trustee

EXHIBIT D

FORM OF 2045 NOTE

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR BANK, S.A./N.V., AS OPERATOR OF THE EUROCLEAR SYSTEM (“EUROCLEAR”) AND CLEARSTREAM BANKING S.A. (“CLEARSTREAM” AND, TOGETHER WITH EUROCLEAR, “EUROCLEAR/CLEARSTREAM”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF THE BANK OF NEW YORK DEPOSITORY (NOMINEES) LIMITED OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR/CLEARSTREAM (AND ANY PAYMENT IS MADE TO THE BANK OF NEW YORK DEPOSITORY (NOMINEES) LIMITED OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR/CLEARSTREAM), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, THE BANK OF NEW YORK DEPOSITORY (NOMINEES) LIMITED, HAS AN INTEREST HEREIN.

Pfizer Netherlands International Finance B.V.

4.250% NOTES DUE 2045

CUSIP No.: 71708L AD1

ISIN: XS3019321549

Common Code: 301932154

No. ___	€____________
As revised by the Schedule of Increases or Decreases in Global Security attached hereto

Interest. Pfizer Netherlands International Finance B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) under Dutch law, with official seat (statutaire zetel) in Rotterdam, the Netherlands (herein called the “Issuer”, which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to The Bank of New York Depository (Nominees) Limited or registered assigns, the principal sum of ___________________ (€__________), as revised by the Schedule of Increases or Decreases in Global Security attached hereto, on May 19, 2045 and to pay interest thereon from May 19, 2025 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, annually in arrears, on May 19 in each year, commencing May 19, 2026, at the rate of 4.250% per annum, until the principal hereof is paid or made available for payment.

Method of Payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Record Date for such interest, which shall be the date that is the close of business (in London) on the Clearing System Business Day immediately preceding such Interest Payment Date, where “Clearing System Business Day” means a day on which Euroclear and Clearstream are open for business. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business (in London) on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice thereof having been given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

The term “Business Day” means any Monday, Tuesday, Wednesday, Thursday or Friday which is not a day when banking institutions are authorized or obligated by law or executive order to be closed in New York City, London or the Netherlands and, for any place of payment outside of New York City, London or the Netherlands, in such place of payment, and on which the Trans-European Automated Real-time Gross Settlement Express Transfer system (the TARGET2 system), or any successor thereto, operates.

Interest on the Securities of this series will be computed on the basis of the actual number of days in the period for which interest is being calculated and the actual number of days from and including the last date on which interest was paid on the Securities of this series (or May 19, 2025, if no interest has been paid on the Securities), to, but excluding, the next scheduled Interest Payment Date. This payment convention is referred to as ACTUAL/ACTUAL (ICMA) as defined in the rulebook of the International Capital Market Association.

Payment of principal, premium, if any, and interest payments and Additional Amounts, if any, on this Security will be made at the office or agency maintained for that purpose in London (initially the corporate trust office of the Paying Agent) or, at the Issuer’s option, by check mailed to the Holders thereof at the respective addresses set forth in the register of Holders of the Securities (maintained by the registrar). No service charge will be made for any registration of transfer, but payment of a sum sufficient to cover any tax or governmental charge payable in connection with such registration may be required.

The term “euros,” “the euro” or “€” means the currency of the member states of the European Monetary Union that have adopted or that adopt the single currency in accordance with the treaty establishing the European Community, as amended by the Treaty on European Union.

References herein to any payment on the Securities of this series include the related payment of Additional Amounts (as described in the Indenture), as applicable.

All payments of principal, premium, if any, and interest payments and Additional Amounts, if any, in respect of this Security will be made by the Issuer in immediately available funds.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Authentication. Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual or electronic signature of one of its authorized signatories, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

Dated:

PFIZER NETHERLANDS INTERNATIONAL FINANCE B.V..

By:
Name:
Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Date of authentication:	THE BANK OF NEW YORK MELLON, as Trustee

By:
Authorized Signatory

[Reverse of Security]

Indenture. This Security is one of a duly authorized issue of securities of the Issuer (herein called the “Securities”), issued and to be issued in one or more series under an Indenture, dated as of May 19, 2025, among the Issuer, Pfizer Inc. (herein called the “Parent Guarantor,” which term includes any successor Person under the Indenture) and The Bank of New York Mellon (herein called the “Trustee,” which term includes any successor trustee under the Indenture), as supplemented by a First Supplemental Indenture, dated as of May 19, 2025 (as so supplemented, herein called the “Indenture”), among the Issuer, the Parent Guarantor and the Trustee, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Issuer, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, initially limited in aggregate principal amount to €800,000,000.

Issuance in Euros. All payments of principal, premium, if any, and interest payments and Additional Amounts, if any, in respect of the Securities will be payable in euros. If on or after May 19, 2025, the euro is unavailable to the Issuer or the Parent Guarantor due to the imposition of exchange controls or other circumstances beyond their control or if the euro is no longer used by the then member states of the European Monetary Union that have adopted the euro as their currency or for the settlement of transactions by public institutions of or within the international banking community, then all payments in respect of the Securities will be made in U.S. Dollars until the euro is again available to the Issuer and the Parent Guarantor or is so used. In such circumstances, the amount payable on any date in euros will be converted into U.S. Dollars as determined by an agent appointed by the Issuer and shall be equal to the sum obtained by converting euros into U.S. Dollars at the exchange rate on the second Business Day preceding such Interest Payment Date or the second Business Day preceding the maturity of an installment of principal, as the case may be, or if no rate is quoted for euros, the last date such rate is quoted. Any payment in respect of Securities so made in U.S. Dollars will not constitute an Event of Default. Neither the Trustee nor the Paying Agent will be responsible for obtaining exchange or foreign currency rates, effecting conversions or otherwise handling redenominations.

Guarantee. This Security is entitled to the benefits of an unconditional and irrevocable guarantee by the Parent Guarantor for the benefit of the Holders. Reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and obligations thereunder of the Parent Guarantor, the Trustee and the Holders.

Optional Redemption. At the Issuer’s option, the Securities of this series may be redeemed, in whole, at any time, or in part, from time to time, prior to November 19, 2044 (six months prior to the Stated Maturity of the Securities (the “Par Call Date”; and the date of any such redemption a “Redemption Date”)), at a redemption price (the “Redemption Price”) (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of:

(a) 100% of the principal amount of the Securities being redeemed on that Redemption Date, and

(b) the sum of the present values of the remaining scheduled payments of principal and interest on the Securities being redeemed that would be due if such series of Securities matured on the Par Call Date (in each case not including the amount, if any, of accrued and unpaid interest to, but excluding, the Redemption Date) discounted to the Redemption Date on an annual basis (ACTUAL/ACTUAL (ICMA)) using a discount rate equal to the Comparable Government Bond Rate plus 20 basis points, plus, in each of the cases of clauses (a) and (b) above, accrued and unpaid interest on the Securities being redeemed to, but excluding, such Redemption Date.

Any time on or after the Par Call Date, the Issuer may redeem the Securities, in whole, at any time, or in part, from time to time, at a Redemption Price equal to 100% of the principal amount of the Securities to be redeemed, plus accrued and unpaid interest on the Securities being redeemed to, but excluding, the Redemption Date.

If, as a result of any change in, or amendment to, the laws (or any regulations or rulings promulgated under the laws) of the Taxing Jurisdiction (or any taxing authority thereof or therein), or any change in, or amendments to, an official position regarding the application or interpretation of such laws, regulations or rulings, which change or amendment is announced or becomes effective on or after May 14, 2025, the Issuer becomes or, based upon a written opinion of independent tax counsel of recognized standing selected by the Issuer, will become obligated to pay Additional Amounts with respect to the Securities, then the Issuer may at its option, having given not less than 10 nor more than 60 days prior notice to Holders, redeem, in whole, but not in part, the Securities at a redemption price equal to 100% of the principal amount, together with accrued and unpaid interest (including any Additional Amounts) on such Securities to, but excluding, the Redemption Date.

The Redemption Price will be calculated on the basis of a 365-day year or a 366-day year, as applicable, and the actual number of days elapsed. Subject to the following paragraph, once notice of redemption is sent by the Issuer, the Securities called for redemption will become due and payable on the applicable Redemption Date at the applicable Redemption Price.

Any notice of redemption may, at the Issuer’s discretion, be subject to one or more conditions precedent, including completion of a corporate transaction. In such event, the related notice of redemption shall describe each such condition and, if applicable, shall state that, at the Issuer’s discretion, the date of redemption may be delayed until such time (including more than 60 days after the notice of redemption was given) as any or all such conditions shall be satisfied (or waived by the Issuer in its sole discretion), or such redemption may not occur and such notice may be rescinded in the event that any or all such conditions shall not have been satisfied or waived by the date of redemption, or by the date of redemption so delayed.

For purposes of determining the Redemption Price, the following definitions are applicable:

“Comparable Government Bond” means, in relation to any Comparable Government Bond Rate calculation, at the discretion of an independent investment bank selected by the Issuer, a German Bundesanleihe security whose maturity is closest to the maturity of the Securities being redeemed (assuming that the Securities to be redeemed matured on the applicable Par Call Date), or if such independent investment bank in its discretion considers that such similar bond is not in issue, such other German Bundesanleihe security as such independent investment bank may, with the advice of three brokers of, or market makers in, German Bundesanleihe securities selected by such independent investment bank, determine to be appropriate for determining the Comparable Government Bond Rate.

“Comparable Government Bond Rate” means the price, expressed as a percentage (rounded to three decimal places, with 0.0005 being rounded upwards), at which the gross redemption yield on the Securities to be redeemed, if they were to be purchased at such price on the third Business Day prior to the date fixed for redemption, would be equal to the gross redemption yield on such Business Day of the Comparable Government Bond on the basis of the middle market price of the Comparable Government Bond prevailing at 11:00 a.m. (London time) on such Business Day as determined by an independent investment bank selected by the Issuer.

The Issuer’s actions and determinations in determining the Redemption Price shall be conclusive and binding for all purposes, absent manifest error.

The Issuer will notify the Trustee of the Redemption Price promptly after the calculation thereof. The Trustee shall have no responsibility for any calculation, verification or determination in respect of the Redemption Price of any Securities, or any component thereof, and shall be entitled to receive, and fully-protected in relying upon, an Officer’s Certificate from the Issuer that states such Redemption Price.

Notice of any redemption will be mailed or electronically delivered (or otherwise transmitted in accordance with the procedures of the applicable clearing system) at least 10 days, but not more than 60 days, before the Redemption Date to each registered Holder of the Securities to be redeemed. The principal amount of a Security remaining outstanding after a redemption in part shall be €100,000 or an integral multiple of €1,000 in excess thereof.

Unless the Issuer defaults in payment of the Redemption Price, on and after the Redemption Date interest will cease to accrue on the Securities or portions thereof called for redemption.

If fewer than all of the Securities are to be redeemed, the Securities to be redeemed shall be selected in accordance with applicable procedures of Euroclear and/or Clearstream.

Except as set forth above, the Securities will not be redeemable by the Issuer prior to maturity and will not be entitled to the benefit of any sinking fund.

Defaults and Remedies. If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

Amendment, Modification and Waiver. The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the Parent Guarantor and the rights of the Holders of the Securities of each series affected under the Indenture at any time by the Issuer, the Parent Guarantor and the Trustee with the consent of the Holders of a majority in principal amount of all series at the time Outstanding affected thereby (voting as one class). The Indenture contains provisions permitting the Holders of not less than a majority in principal amount of the Outstanding Securities of any series, with respect to which any default under the Indenture shall have occurred and be continuing, on behalf of the Holders of all the Outstanding Securities of such series, to waive, with certain exceptions, such past default with respect to such series and its consequences. The Indenture also permits the Holders of not less than a majority in principal amount of the Outstanding Securities of any series, on behalf of the Holders of all Outstanding Securities of such series, to waive compliance by the Issuer or the Parent Guarantor with certain provisions of the Indenture. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange therefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

Restrictive Covenants. The Indenture does not limit unsecured debt of the Parent Guarantor or any of its Subsidiaries (including the Issuer).

Denominations, Transfer and Exchange. The Securities of this series are issuable only in registered form without coupons in denominations of €100,000 and in integral multiples of €1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registerable in the Security Register, upon surrender of this Security for registration of transfer at the Registrar accompanied by a written request for transfer in form satisfactory to the Issuer and the Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

No service charge shall be made for any such registration of transfer or exchange, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Persons Deemed Owners. Prior to due presentment of this Security for registration of transfer, the Issuer, the Trustee and any agent of the Issuer or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Issuer, the Trustee nor any such agent shall be affected by notice to the contrary.

Miscellaneous. The Indenture and this Security shall be governed by and construed in accordance with the law of the State of New York.

All terms used in this Security and not defined herein shall have the meanings assigned to them in the Indenture.

The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Security or any document to be signed in connection with this Security shall be deemed to include electronic signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other state laws based on the Uniform Electronic Transactions Act, and the parties hereto consent to conduct the transactions contemplated hereunder by electronic means.

SCHEDULE OF INCREASES OR DECREASES IN GLOBAL SECURITY

The following increases or decreases in this Global Security have been made:

Date of Exchange	Amount of increase in Principal Amount of this Global Security	Amount of decrease in Principal Amount of this Global Security	Principal Amount of this Global Security following each decrease or increase	Signature of authorized signatory of Trustee